Investor Presentation June, 2007 Renal Care, Pure and Simple.

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of NxStage Medical, Inc. (or "NxStage" or "the Company") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained herein. When used herein, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of NxStage to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth under the headings "Cautionary Note Regarding Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Quarterly Report on Form 10Q for the three months ended March 30, 2007. Except to the extent required by applicable securities laws, NxStage is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

Jeff Burbank President & CEO

Our Mission NxStage is leading a movement to transform renal care. To make it simpler. To make it portable. To expand treatment options for clinicians. To enhance patient freedom and fulfillment.

Positioned for Growth ESRD market is large and growing System One enables daily home hemodialysis and is designed to deliver value to all stakeholders Focused on operating effectiveness Definitive agreement to acquire Medisystems and certain affiliates is expected to support business growth

One Product Aimed at Two Large Markets Critical Care Chronic Care

Critical Care Opportunity Estimated $100M U.S. annual market Aging installed base Key account conversions Core product leveraged 5 NxStage sales reps. Critical Care

The Current Chronic Dialysis Challenge

Chronic Disease: ESRD HD 73 PD 10 Hom-Based Hemodialysis 15 End Stage Renal Disease Permanent kidney failure Diabetes & hypertension 24% annual mortality Therapy Options Kidney transplant Life-long dialysis Medicare coverage for all Patient Demographics 100K new patients each year Currently 100K < 50 years old Growing prevalence HD 36 PD 21 Hom-Based Hemodialysis 43 Estimated Market Opportunity* Patients on Therapy Product Revenue HD HD PD PD Home HD Home HD * Based on Company's estimates and published surveys

System One: A Better Treatment Option System One enables daily home hemodialysis Portable Simple and Convenient Clinically Versatile Proven Performance Clinical data supports daily hemodialysis Our solution delivers value to all stakeholders >1,000,000 hours of treatment experience

System One Single Use Sterile Cartridge Sterile Premixed Dialysate Portable Cycler PureFlow OneView

NxStage Brings Value to All Stakeholders Providers Increased Growth & Profitability Patients Improved Health & Quality of Life Payors Lower Total Costs

Patients - Improved Health & Quality of Life Published Health Benefits of Daily Dialysis Reduction in drug usage Lower hospitalization rates Better nutrition and health Lower mortality Published Quality of Life Benefits of Home Daily Dialysis Freedom of schedule Freedom to travel Remain in workforce Improved control

Positive Data on Daily Hemodialysis 2006 American Society of Nephrology Reported in Abstracts & Posters Improved phosphorus removal Improved albumin levels Achieving clearance targets Benefits from ultrapure dialysate Reduction of medications Improved survival

Substantial Payor Benefits of DHHD Impact of Therapy * Payor Benefit 30 - 67% reduction $7,000 - 15,000 25 - 55% reduction $2,000 - 5,000 $9,000 - $20,000 ESTIMATED ANNUAL SAVINGS PER PATIENT *Estimates based on published 2006 data and literature Annual Costs per Patient

Dialysis Clinic PD Supplies PD Product Company NxStage Provider Partnership PD Patient 30,000 Reimbursement Sources Private Insurance Medicare System One Home Patient $ $ $ System One & Supplies

Providers - Improved Profitability Provider Needs Increase profitability Lower costs Enhance growth Improve outcomes Differentiation Increase patient loyalty NxStage Solutions Better Private Pay Mix Hedge labor costs Attract patients Payor value Unique therapy Treatment flexibility

Typical System One Patient 40% new to clinic 53 years old 80% are 65 years old or younger 32% are 45 years old or younger 62% male NxStage patients are valuable to providers (1) Based on periodic customer surveys Favorable Payor Mix (1) Private Pay Medicare 60- 70% 30- 40% a/o November 2006

Provider Profitability - Typical Center In-Center Plus NxStage East 804 804 West 310 North Operating Income Analysis (1) 100 In-center patients $800 15 NxStage Patients: Operating Income 420 Additional Cost (110) Total NxStage Value 310 Center Op Income $1,110 Assumes NxStage patients reimbursed at 4x per week & 30% Private Pay (1) Based on NxStage estimates and surveys of Providers

Centers Q1 04 4 Q2 04 5 Q3 04 7 Q4 04 10 Q1 05 19 Q2 05 34 Q3 05 53 Q4 05 70 Q1 06 97 Q2 06 126 Q3 06 157 Q4 06 174 Q1 07 200 Driving New Patients and Centers Centers Q1 04 16 Q2 04 27 Q3 04 35 Q4 04 45 Q1 05 82 Q2 05 141 Q3 05 212 Q4 05 292 Q1 06 459 Q2 06 663 Q3 06 900 Q4 06 1022 Q1 07 1295 Number of Chronic Patients Number of Centers

Strong Quarterly Growth in Revenues Chronic Critical Total Q1 04 65000 224748 262000 40419 Q2 04 127616 326203 454000 Q3 04 161670 280270 442000 Q4 04 225717 500831 727000 Q1 05 372024 661768 1034000 Q2 05 594331 809051 1403000 Q3 05 872000 625000 1497000 Q4 05 1325576 734203 2059779 Q1 06 1817000 1584000 3401000 Q2 06 2665000 1881000 4546000 Q3 06 3646000 1866000 5512000 Q4 06 4613000 2740000 7353000 Q1 07 5435000 2939000 8374000 ($ in Thousands)

Pending Medisystems Acquisition Overview of Transaction Anticipated Benefits Products

Agreement to Acquire Medisystems Privately owned leader in dialysis disposables Manufacturer of the cartridge used in the NxStage System One Manufacturing facilities in Mexico and Italy 2006 revenues of $61 MM, excl. NxStage sales of $4.5 MM Transaction terms: 6.5 MM NXTM common shares David Utterberg Founder & CEO recipient of shares; Remains a NxStage Director

Anticipated Acquisition Benefits Further develop NxStage's position as an industry leader Gain commercial, operational and financial scale Vertical integration of NxStage cartridge Experienced leadership team Financially attractive: expected to accelerate profitability New capabilities and opportunities

Medisystems Products: Bloodlines Solid US market position in blood tubing sets First completely needleless bloodline on the market Integrated sets improve ease of use and operational efficiencies

Medisystems Products: Needles US market leader in AV fistula needles AV fistula includes MasterGuard, reduces needlestick injuries Leader of buttonhole cannulation to reduce pain & improve ease

Medisystems Products: Other Ancillary Manufacturer of disposable cartridges for System One Medic Anti-Stick Needle reduces the risk of accidental needle sticks ViraGuard Transducer Protectors

Building a Business: 2007 Goals Commercialization Continue Pureflow SL conversion Deepen customer relationships Continue enrollment in Freedom Trial Increase awareness of home & daily therapy Continue to work to improve reimbursement Operations Enter into long-term supply agreements Achieve manufacturing and operational scale Optimize distribution network Achieve gross margin profitability

Positioned for Growth ESRD market is large and growing System One enables daily home hemodialysis and is designed to deliver value to all stakeholders Focused on operating effectiveness Definitive agreement to acquire Medisystems